UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 18, 2023

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

During the Annual Meeting of Shareholders of Alpine 4 Holdings, Inc. (the “Company”), held at 10:00 a.m., Mountain Standard Time, on Tuesday, April 18, 2023, Kent Wilson, the Company’s Chief Executive Officer, will present information regarding certain 2022 financial highlights of the Company in general and certain subsidiaries in particular.

A copy of the slides presented at the Annual Meeting is attached as Exhibit 99.1 to this Current Report.

The following financial information will be presented at the Annual Meeting:

•The Company estimates revenue of $104 million for FY22, up 102% vs FY21 of $51.6 million, and saw organic growth of 6%
•Overall gross profit margin increased to 22.8% in FY22 compared to 14.9% in FY21 and 16% in FY20
•Loss from operations decreased to $11 million in FY22 compared to $22 million in FY21
•(0.07) loss per share in FY22 compared to (0.12) loss per share in FY21
•Cash $2.7 million as of 12/31/2022 down from $3.7 million as of 12/31/2021
•Shareholder Equity of $69.3 million down from $71.5 million in 2021.
•Total assets of $145.5 million up from $134.6 million in 2021
•Total working capital grew to $14.9 million in 2022 compared to $12.4 million in 2021
•Inventory of $24.9 million in 2022
•In FY22 CEO and COO compensation dropped by 45% and 17%, respectively vs FY21 . Other Executive positions saw a decrease in compensation as well.

Forward-Looking Statements: Certain statements made and information presented in the course of the Annual Meeting of Shareholders (the “Annual Meeting”) and in this Current Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The information disclosed during the Annual Meeting and in this Current Report is made as of the date hereof and reflects Alpine 4’s most current assessment of its historical financial performance. Actual financial results disclosed in reports filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.

In some cases, you can identify these statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expects,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes. These forward-looking statements reflect our management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of the Annual Meeting and this Report and are subject to risks and uncertainties. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. We discuss many of the risks associated with the forward-looking statements discussed at the Annual Meeting and in this Report in greater detail under the heading “Risk Factors.” Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Other factors that may affect our businesses include global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; market developments or customer actions that may affect demand and the financial performance of major industries and customers we serve, such as secular, cyclical and competitive pressures in our Technology, Construction and Manufacturing businesses; pricing, the timing of customer investment and other factors in these markets; demand for our products or other dynamics related to the COVID-19 pandemic; conditions in key geographic markets; and other shifts in the competitive landscape for our products and services; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation and the effects of tax law changes; our decisions about investments in research and development, and new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity, or data security breaches at Alpine 4, our subsidiaries or third parties; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K/A for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q/A, as well as the Company’s other filings with the SEC.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

99.1	Annual Meeting Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: April 18, 2023